OTHER OPERATING AND NON-OPERATING INCOME	12 Months Ended
Dec. 31, 2024
Other Income and Expenses [Abstract]
OTHER OPERATING AND NON-OPERATING INCOME	OTHER OPERATING AND NON-OPERATING INCOME
There was no other operating and non-operating income recognized during the year ended December 31, 2024.

During the year ended December 31, 2023, the Company sold the Golar Seal for $184.3 million. The transaction was completed on March 22, 2023 after successful redelivery of the vessel from its last charter to the buyer resulting in a net gain of $42.5 million disclosed under “Other non-operating income”.
During the year ended December 31, 2022, we received loss of hire insurance proceeds for the Golar Ice of $4.4 million. These proceeds are recognized in “Other operating income” in our combined carve-out statements of operations within the Predecessor Period.